October 19, 1998

                        SUPPLEMENT TO THE PROSPECTUS FOR

FUND                                                   DATED

Pioneer America Income Trust                           April 30, 1998
Pioneer Bond Fund                                      October 28, 1997
Pioneer Intermediate Tax Free Fund                     April 30, 1998
Pioneer Short-Term Income Trust                        March 30, 1998
Pioneer Tax-Free Income Fund                           April 30, 1998

The following supplements the corresponding section of the Prospectus. Please consult the Prospectus for the full text of the supplemented section.

MANAGEMENT OF THE FUND

         Ms. Theresa A. Hamacher, chief investment officer of Pioneering Management Corporation ("PMC") since September 1, 1998, has general responsibility for PMC's investment operations. Ms. Hamacher joined PMC in 1997 and has been an investment professional since 1984. Mr. David Tripple, who formerly served as chief investment officer, continues as president of Pioneer and executive vice president of all the Pioneer mutual funds.

         Sherman B. Russ and Kenneth J. Taubes are jointly responsible for overseeing PMC's U.S. and global fixed income team. Mr. Russ, senior vice president of PMC, joined PMC in 1983 and has been an investment professional since 1962. Mr. Taubes joined PMC as a vice president in September 1998 and has been an investment professional since 1989. Prior to joining PMC, Mr. Taubes had served since 1991 as a senior vice president and senior portfolio manager for several Putnam institutional accounts and mutual funds.

HOW TO BUY FUND SHARES

CLASS B SHARES

These sentences replace the second sentence of the second paragraph:

For the purpose of determining the number of years from the time of any purchase after September 30, 1998, all payments during a month will be aggregated and deemed to have been made on the first day of that month. For the purpose of determining the number of years from the time of any purchase made prior to October 1, 1998, all payments during a calendar quarter will be aggregated and deemed to have been made on the first day of that quarter.

This sentence replaces the first sentence of the fifth paragraph:

Class B shares will automatically convert into Class A shares at the beginning of the month (or the calendar quarter for purchases made prior to October 1, 1998) that is eight years (five years for Pioneer Short-Term Income Trust and six years for Pioneer Intermediate Tax-Free Fund) after the purchase date, except as noted below.

CLASS C SHARES (EXCEPT PIONEER SHORT-TERM INCOME TRUST)

These sentences replace the first sentence of the second paragraph:

For the purpose of determining the number of years from the time of any purchase after September 30, 1998, all payments during a month will be aggregated and deemed to have been made on the first day of that month. For the purpose of determining the number of years from the time of any purchase made prior to October 1, 1998, all payments during a calendar quarter will be aggregated and deemed to have been made on the first day of that quarter.

                                                                       1098-5773
                                             (C) Pioneer Funds Distributor, Inc.